                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                   FORM 8-K/A


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 29, 1997





                                 NETMANAGE, INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                   0-15067                    77-0252226

    (State or other       (Commission File Number)          (I.R.S. Employer
    jurisdiction of                                        Identification No.)
   incorporation or
     organization)


    10725 NORTH DE ANZA BOULEVARD, CUPERTINO, CA               95014
      (Address of principal executive offices)              (Zip Code)



       Registrant's telephone number, including area code: (408) 973-7171

                                 NOT APPLICABLE
                 (Former name, former address and former fiscal
                      year, if changed since last report)

The Registrant hereby amends Parts (a) and (b) of Item 7, Financial Statements and Exhibits, of its report on Form-8-K filed on August 8, 1997,to read in full as follows:

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                      (a)    Financial statements of business acquired.

                             The consolidated financial statements of Network Software Associates, Inc. for the years ended March 31, 1997, 1996 and 1995, and the unaudited condensed balance sheet of NetSoft as of June 30, 1997 and the related statements of operations for the three-month periods ended June 30, 1997 and 1996 are attached hereto as Exhibit 99.1 and incorporated herein by this reference.


                      (b)    Pro forma financial information.

                             The unaudited pro forma condensed consolidated balance sheet of NetManage, Inc. as of June 30, 1997 and the related statements of operations for the six month period ended June 30, 1997 and the twelve month period ended December 31, 1996 are attached hereto as Exhibit 99.2 and incorporated herein by this reference.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 14, 1997                 NETMANAGE, INC., a Delaware corporation



                                       By: /s/ Zvi Alon
                                          ------------------------------------
                                          Zvi Alon
                                          Chairman of the Board, President
                                          and Chief Executive Officer

                                 NETMANAGE, INC.
                                  EXHIBIT INDEX
                                  TO FORM 8-K/A



Exhibit No.            Description
-----------            -----------

23.1                   Consent of ERNST & YOUNG LLP

99.1                   Financial Statements of Network Software Associates,
                       Inc.

99.2                   Pro Forma Financial Statements of NetManage, Inc.